Value Fund Investment Strategy - Value Fund	Dec. 31, 2024
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]	The Fund generally invests in stocks of companies selling below what Homestead Advisers believes to be their fundamental value. Under ordinary conditions, the Fund will invest at least 80% of its net assets in common stocks of U.S. and non-U.S. companies with market capitalizations of $2 billion or greater. On March 31, 2025, the weighted average market capitalization for all of the companies held in the portfolio was $313,413.1 million. Up to 20% of the Fund’s assets may be invested in other types of securities, including preferred stocks, investment-grade debt securities convertible into or exchangeable for common stocks and warrants, debt securities in the three highest credit categories as ranked by a NRSRO (for example, securities rated AAA, AA or A by Standard & Poor’s Corporation) or, if unrated, of comparable credit quality as determined by Homestead Advisers, and money market securities. The Fund’s investments in non-U.S. companies and other issuers may include, without limitation, American Depositary Receipts (“ADRs”), emerging market securities and securities denominated in foreign currencies, including the local currencies of emerging markets. To determine whether a stock is undervalued, Homestead Advisers considers, among other factors, potential earning power, financial ratios and any competitive advantages a company may have. Stock selection is made with the belief that businesses have an underlying value that is not always reflected by share price, especially over the short term. Homestead Advisers seeks to select stocks that it believes may benefit over time from a more reasonable market assessment of fundamental value.